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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 28, 2001



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                              1-5424                            58-0218548
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
    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       File Number)                    Identification No.)



        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER MATTERS AND REGULATION FD DISCLOSURE

         Delta Air Lines, Inc. ("Delta") is filing herewith as Exhibit 99.1 its press release dated January 11, 2002 relating to the completion on December 28, 2001 of the sale in a private placement of $730.5 million principal amount of Delta's Enhanced Equipment Trust Certificates, Series 2001-2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The Exhibit Index on page 4 is hereby incorporated by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DELTA AIR LINES, INC.


                              BY: /s/ Edward H. Bastian
                                  ---------------------
                                  Edward H. Bastian
                                  Senior Vice President - Finance and Controller




Date: January 11, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description


99.1              Delta's press release dated January 11, 2002.


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